UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

TONGJI HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2020, Board of Directors of Tongji Healthcare Group, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws. The amendments to the bylaws had the effect of changing the bylaw provisions as set forth below.

	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Offices:	Article I, Section 1. The principal office of the Company shall be determined by the Board of Directors.	Section 1. The Company may have its principal office within or without the State of Nevada.

Corporate Seal:	Article IV, Section 4. The Secretary shall have custody and control of the corporate records and books, excluding the books of account, together with the corporate seal.	Section 7.1. The Board shall have the power by resolution to adopt, make and use a corporate seal and to alter the form of such seal from time to time.

Shareholder Meetings:	Article II, Section 2. Annual Meetings: Annual meeting shall be held each year on a date to be determined by the Board of Directors.	Section 2.1. Annual Meetings: Annual meeting shall be held at such time and date and place as the Board shall determine.

	Article II, Section 3. Special Meetings: Special meetings for any purpose may be called by President, Board of Directors, or the holders of 10% or more of the shares entitled to vote at such meeting.	Section 2.3. Special Meetings: Special meeting of shareholders, may be called by the Board of Directors, and only such business may be transacted as it relates to purpose established by notice.

Notice of Shareholder Meetings:

Article II, Section 6. Notice of Shareholder Meetings: Mail notice at least 10 days and not more than 50 days prior to meeting. In the event a quorum not be present, the meeting may be adjourned for a period not to exceed sixty (60) days; and no further notice of the meeting or its adjournment shall be required.

Section 2.5. Mail notice at least 10 days and not more than 60 days prior to meeting. If adjourned not more than 60 days, it is not necessary to give notice of adjournment.

	Notice of a special meeting shall indicate the purpose or purposes for which the meeting is called.	There is no requirement that the notice indicate who is calling the meeting.

Record Date:	Article II, Section 4. Voting: The Board may fix a record date that is not more than 50 days nor less than 10 days before the date of such meeting.	Section 2.4. The Board may fix a record date that is not more than 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

Waiver of Notice:	Not addressed.	Section 2.6. Whenever notice is required to be given to shareholders, a signed written waiver, whether before or after the time, shall be deemed equivalent to notice.

Quorum and Adjournment:	Article II, Section 7. Quorum: The presence of one-third of the shares entitled to vote, shall constitute a quorum.	Section 2.7. The holders of a 33.33% of the voting power, shall constitute a quorum, unless otherwise provided by the NRS.

	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Voting at Meeting:	Article III, Section 1. Organization and Powers: In the election of directors, a plurality of the votes cast shall elect. Any other action shall be authorized by a majority of the votes cast.

Section 2.8(b). In any uncontested election of directors, each person receiving a majority of the votes shall be deemed elected. In any contested election of directors, each person receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected. The Board may, but need not, establish policies and procedures regarding the nomination, election and resignation of directors.

Section 2.8 (c) As to each matter submitted to a vote of shareholders (other than the election of directors), such matter shall be decided by a majority of votes cast.

Ballots:	Article II, Section 4. Voting: At all meetings of stockholders, voting may be viva voce; but any qualified voter may demand a stock vote, whereupon such vote shall be taken by ballot and the Secretary shall record the name of the stockholder voting, the number of shares voted, and, if such vote shall be by proxy, the name of the proxy holder.	Section 2.8(d). Where a ballot is required by law or demanded by any shareholder entitled to vote (other than election of directors), the voting shall be by ballot. Describes the method for voting by ballot.

Proxy Votes:	Article II, Section 4. Voting: No proxy shall be voted or acted upon after 11 months from its date unless such proxy provides for a longer period.	Section 2.8(d). Any proxy to be used must be delivered to the Secretary of the Company or their representative at the principal executive offices at or before the meeting. The validity and enforceability of any proxy shall be determined in accordance with NRS.

Certified List of Shareholders:	Not addressed.	Section 7.3. requires the Company to maintain a list of shareholders, provided it may be kept by an agent of the Company. A certified shareholder list not specifically required for shareholder meetings.

Nomination of Directors:	Not addressed.	Section 2.9. Only persons nominated as provided in the bylaws are eligible for election as directors. Nominations may be made at a meeting of shareholders at which directors are to be elected only (a) by or at direction of the Board; or (b) by any shareholder entitled to vote who complies with notice procedure in Section 2.10.

Shareholder Nominations for Director and Notice of Business:	Article II, Section 2. Annual Meeting: The election of directors to succeed those whose terms have expire, and the approval of the transaction of any other business occurs at the annual shareholder meeting of the Company.	Section 2.10. (a) Provides notification requirements for shareholder nominations for directors or the transaction of any other business that a shareholder proposed to bring before the meeting, (b) provides the basis for which a notice delivered shall not be effective, and (c) provides basis for shareholder notice where increase in the Board size in the coming year.

Chairman of Shareholder Meeting:	Article IV, Section 2. President: The President shall preside at all meetings of stockholders. He shall be generally vested with the power of the chief executive officer of the Company and shall countersign all certificates, contracts, and other instruments of the Company as authorized by the Board of Directors or required by law.	Section 2.12. The CEO, of if absent, the President, or Vice-President shall act as chairman of all shareholder meetings.

Inspectors at Meetings of Stockholders	Not addressed.

Section 2.11. The Board or the person presiding at a stockholder meeting may request to appoint one or more inspectors to determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies. Inspectors shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and shall do such acts as are proper to conduct the election or vote with fairness to all stockholders.

	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Order of Business:	Article II, Section 5; and Article III, Section 8: Order of business is prescribed in the bylaws for shareholder meetings, special meetings, and meetings of the Board of Directors. To the extent that these bylaws do not apply, Roberts’ Rules of Order prevail.	Section 2.13. Order of business shall be determined by the Chairman, but where there is a quorum, the order may be changed by a majority of those voting.

Action without Meeting:	Article III, Section 6: Permits action without a meeting of the Board of Directors without prior notice and without a vote, if assented to in writing by all of the members of the Board of Directors.

Section 2.14. Permits action without a meeting of the shareholders, whether annual or special, without a meeting, without prior notice and without a vote, if consent in writing setting forth the action is signed by the shareholders holding a majority of the voting power, unless a different proportion of voting power is required for such action at the meeting. Prompt notice of the taking of such action without a meeting by less than unanimous consent, shall be given to Shareholders who have not consented.

Section 2.15. A copy, facsimile or other reliable reproduction of a consent in writing may be substituted for original.

Directors:	Article III, Section 1. The Board shall consist of at least one and no more than ten directors. The Board may fix from time to time the number of directors by resolution of the majority Board of Directors.	Section 3.1. The number shall initially be three or such other number as the majority of the Board by resolution may from time to time determine. There is no stated minimum number of directors.

Election and Term of Director:	Article III, Section 2. Directors are elected at annual meetings of stockholders for a term of one year, and shall hold office until next a successor has been elected and qualified.	Section 3.1. Directors shall hold office until his successor is elected and qualified.

Filling Vacancies, Resignation and Removal (Directors):

Article III, Section 2. Vacancies: Directors remain for a term of one (1) year, and are removed only when their successors are elected and qualify. Unfilled vacancies may be filled by the vote of a majority of the remaining directors, or at a special meeting of the stockholders called for such purpose.

Resignation. Not addressed.

Sections 3.2, Resignations: Any director may resign at any time.

Section 3.3, Vacancies: Except in the instance of removal, vacancies may be appointed by a majority vote of the remaining directors.

Section 3.4, Removal: Removal of any director with or without cause by affirmative vote of 2/3 of the voting power, and the vacancies created, may be filled, at a meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the shareholders.

Qualifications:	Article III, Section 1. Directors need not be stockholders of the Company to qualify.	Section 3.1. Directors need not be stockholders of the Company to qualify.

Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Committees

Article IV, Section 7. Executive Committee: The Board of Directors may by resolution, designate two (2) or more directors to constitute an executive committee, which may exercise all of the authority of the Board of Directors in the management of the Company.

Section 3.8. The Board may, by resolution, designate one (1) or more committees consisting of one (1) or more directors of the Company. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, but no such committee shall have the power or authority in reference to amending the Articles, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Company’s property and assets, recommending to the stockholders a dissolution of the Company or a revocation of a dissolution, or amending the Bylaws of the Company, or declare a dividend or to authorize the issuance of stock.

Meetings of Board of Directors:	Article III, Section 3. Regular meetings: Regular meetings of the Board may be held with or without notice as determined by resolution.

Section 3.9. Regular meetings. There is no requirement of additional notice in the event regular meeting is changed. Annual meeting may be held at the day and place where the annual shareholder meeting is held, without notice.

	Article III, Section 4. Special meetings: whenever called by President or any director in writing. Requires notice of three days by mail. No failure of notice formalities shall invalidate any such meeting.	Section 3.9. Special meetings: may be called by the CEO or Secretary on written request of any or more director with at least 10 days’ notice.

Compensation	Not addressed.	Section 3.11. Unless otherwise restricted by the Articles of the Company, the Board shall have the authority to fix the compensation of the directors and officers of the Company.

Annual Report:	Not addressed.	Section 3.14. Board to prepare an annual report of the business and affairs of the corporation to its shareholders, unless Board determines it is not reasonably required.

Officers:	Article IV, Section 1. The Officers of the Company shall be elected by directors at their first meeting following the annual meeting of stockholders.	Section 4.1. Any two or more offices may be held by the same person.

Filling Vacancies, Resignation and Removal (Officers):

Article IV, Section 1. Removal Officers may be removed by the Board of Directors at any time.

Resignations. Not addressed.

Section 6. Vacancies. In the event of a vacancy of any office of the Company, directors may choose, by a majority vote, a successor to hold office for the unexpired term of the officer.

Section 4.2, Removal: Any officer elected or appointed by the Board may be removed by the Board with or without cause.

Sections 4.3 Resignations: Any officer may resign at any time.

Section 4.4, Vacancies: Except in the instance of removal, vacancies may be appointed by a majority vote of the remaining directors.

Titles:	Article IV, Section 1. President, Vice President, Treasurer, Secretary.	Section 4.1 The Board may elect or appoint a Chief Executive Office and other such officers as it may determine, as well as one or more Vice Presidents. The bylaws specifically list duties for the Chief Executive Officer, President, Principal Financial Officer, Executive Vice-President, Secretary, Treasurer, and Assistant Treasurers and Secretaries.

Contracts, Drafts, Bank Accounts, Loans	Not addressed.	Section 5. Board may authorize any officer, to enter into contracts. The CEO, or other Board authorized officer may effect loans and advances. The Board shall determine who will be responsible for checks, drafts and deposits.

Stock and Dividends:

Article V, Section 1. Stock: The Board of Directors shall have power and authority to take all such rules and regulations as they deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Company. The Board of Directors may appoint a Transfer Agent and/or a Registrar and may require all stock certificates to bear the signature of such Transfer Agent and/or Registrar.

Section 6.1. Certificates Representing Shares: Certificates are to be signed by the CEO and Secretary or Assistant Secretary or the Treasurer or Assistant Treasurer and may be sealed. There is no requirement that the certificate bear the corporate seal and it is no longer prima facie invalid if it is not signed and sealed.

	Article VI, Section 1. Dividends: Dividends may be declared by the directors and paid out of any funds legally available therefore, as may be deemed advisable from time to time by the Board of Directors.	Section 6.9. Dividends, Surplus, etc. The Board may, from time to time and as it deems fit, declare and pay dividends on outstanding shares of capital stock of the Company, may use and apply any surplus of the corporation to purchase securities of the Company or may set aside surplus and net profits as a reserve fund

Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Control Share Acquisition	Not addressed.

Section 6.9 The Company elects not to be governed by the provisions of Section 78.378 through Section 78.3793, inclusive, of the NRS, including, with respect to the acquisition of 30,000,000 shares of common stock of the Corporation by West Of Hudson Group, Inc., a Delaware corporation.

Restriction on Transfer of Stock:	Article VI, Section 1. Board of Directors is permitted to restrict any stock issued by the Company. Any restriction on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.	Section 6.7. Provides that written restrictions on the transfer or registration of transfer and noted conspicuously on the certificate representing such capital stock may be enforced against the holder. Unless noted conspicuously, a restriction shall be ineffective except against a persona with actual knowledge of the restriction. A restriction on the transfer or registration may be imposed either by certificate or by an agreement among any number of shareholders or among shareholders and the Company. Specific legend language provided.

Fractional Share Interests:	Not addressed.	Not addressed.

Forum Selection; Attorney’s Fees	Not addressed.	Section 7.4 Forum for litigation regarding corporate actions established to be in a state or federal court located in Nevada; and provides for prevailing party to be entitled to attorney’s fees in any action relating to or arising out the bylaws.

Lost, Destroyed, Stolen and Mutilated Certificates:	Not addressed.	Section 6.5. The Board may require bond as a prerequisite to the issuance of new shares in replacement for shares alleged to have been stolen, lost or destroyed, as indemnity. There is no limit to the amount of Bond that may be requested.

Share Ownership:	Not addressed.	Section 6.2. A person in whose name shares of capital stock shall stand on the books of the Company shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Company, its shareholders and creditors for any purpose, except to render the transferee liable for the debts of the Company to the extent provided by law, until such transfer shall have been entered on the books of the Company by an entry showing from and to whom transferred.

Registered Shareholders:	Not addressed.	Section 6.3 Registered shareholders entitled to recognize the exclusive right of a person registered on its records as the owner of shares of capital stock to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of capital stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

Stock of Other Corporations:	Not addressed.	Not addressed.

Indemnification & Insurance	Article VIII. Indemnification: Provides for the Indemnification of the Company’s officers and directors. Exceptions apply for negligence or misconduct.	Sections 8.1 and 8.2. Provides for the Indemnification of its officers and directors. Exceptions apply.

	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

	Insurance. Not addressed.	Section 8.3 – 8.12 Any indemnification authorized under the bylaws shall only be made by the Company’s specific determination that indemnification is proper. The bylaws specifically provide for required votes necessary for a determination to indemnify; defines good faith; provides for the payment of expenses in advance; provides that obligation to provide indemnification is non-exclusive; provides for the Company’s ability to purchase insurance on behalf of its officers, directors, employees or agents; defines relevant terms used; provides for the survival of the right to indemnification and advancement of expenses; provides limitations on indemnification; provides that the right to indemnification shall be considered a contract; and permits the Company to enter into such agreements as the Board deems appropriate for the indemnification of present or future directors and officers.

Amendments	Article VII. Bylaws may be altered, amended, or repealed by resolution of the majority of the Board.

Section 9. Bylaws may be altered or repealed and Bylaws may be made at any annual meeting of the stockholders or at any special meeting by the affirmative vote of a majority of the voting power of the capital stock issued and outstanding, or by the affirmative vote of a majority of the Board at any regular meeting of the Board, or at any special meeting of the Board, so long as notice is provided of such action prior to the meeting.

The foregoing description is subject to, and qualified in its entirety by the amended and restated bylaws attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Bylaws of Tongji Healthcare Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

TONGJI HEALTHCARE GROUP, INC.

Dated: June 29, 2020	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan Chief Executive Officer